UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2023

NMF SLF I, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	000-56123	83-3291673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, 48th Floor,
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 720-0300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 28, 2023, NMF SLF I, Inc. (the “Company”) entered into the Second Amendment to the Loan and Security Agreement (the “Second Amendment”), which amended the Loan and Security Agreement (as amended from time to time, the “Wells Credit Facility”) dated as of December 23, 2020, as previously amended by the First Amendment thereto, dated as of June 29, 2021 (the “Loan and Security Agreement”), by and among the Company, as equity holder and seller, NMF SLF I SPV, L.L.C., as the borrower, New Mountain Finance Advisers BDC, L.L.C., as the collateral manager, Wells Fargo Bank, National Association (“Wells Fargo Bank”), as the administrative agent, the lenders party thereto, and Wells Fargo Bank, as collateral custodian (the “Collateral Custodian”).

The Second Amendment replaces the London Interbank Offered Rate (“LIBOR”) as the term benchmark rate with the Secured Overnight Financing Rate (“SOFR”). Pursuant to the Second Amendment, the Wells Credit Facility will now bear interest at a rate of SOFR plus 1.70% per annum for Broadly Syndicated Loans (as defined in the Loan and Security Agreement) and SOFR plus 2.20% per annum for all other investments.

The description above is qualified in its entirety by reference to the copy of the Second Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMF SLF I, Inc.

By:	/s/ Joseph W. Hartswell
Name: Joseph W. Hartswell
Title: Chief Compliance Officer and Corporate Secretary

Date: May 4, 2023